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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 04-3166089) of Xenometrix, Inc. of our report dated August 28, 1997, appearing on page F-1 of the Xenometrix, Inc. Annual Report on Form 10-K for the year ended June 30, 1997.




/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP


Boulder, Colorado
December 12, 1997